UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 2, 2007

GENTA INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-19635	33-0326866
(Commission File Number)	(IRS Employer Identification No.)

200 Connell Drive Berkeley Heights, NJ	07922
(Address of Principal Executive Offices)	(Zip Code)

(908) 286-9800
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On February 2, 2007, Genta Incorporated, the “Company”, issued a press release announcing that the Company has completed its response to the 180-day List of Outstanding Issues from the European Medicines Agency (EMEA) regarding its Marketing Authorization Application (MAA) for Genasense® (oblimersen sodium), its lead anticancer product, for treatment of patients with advanced melanoma and anticipates that EMEA’s Committee on Human Medicinal Products (CHMP) will complete its review and issue its opinion regarding approval within the next 90 days.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
99.1	Press Release of the Company dated February 2, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENTA INCORPORATED

Date: February 2, 2007	By:	/s/ RICHARD J. MORAN
		Name:	Richard J. Moran
		Title:	Senior Vice President, Chief Financial Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description	Sequentially Numbered Page

99.1	Press Release of the Company dated February 2, 2007